NEWS RELEASE                                           (TENNECO AUTOMOTIVE LOGO)

         For Immediate Release

         Contacts:         Jane Ostrander
                           Media Relations
                           847 482-5607
                           jane.ostrander@tenneco-automotive.com

                           Leslie Hunziker
                           Investor Relations
                           847 482-5042
                           leslie.hunziker@tenneco-automotive.com

         TENNECO AUTOMOTIVE ADJUSTS THIRD QUARTER 2003 FINANCIAL RESULTS


Lake Forest, Illinois, November 13, 2003 - Tenneco Automotive (NYSE: TEN) announced today that the company's third quarter results, as reported on October 21, 2003, understated net income by $1 million and earnings per diluted share
(EPS) by 1-cent and overstated revenue and earnings before interest and taxes
(EBIT) for the quarter by $1 million.

In filing its third quarter report on Form 10-Q today, the company reported third quarter 2003 net income of $4 million, an increase from $3 million as announced on October 21, 2003, and earnings per share of 10-cents, an increase from previously reported 9-cents. The company reported third quarter revenue of $914 million versus $915 million as previously reported, and the company's EBIT in the quarter was $38 million, down from $39 million as originally reported.

These changes were made as a result of two adjustments. The first adjustment was identified in Germany during a routine monthly review of vehicle platform and customer financial performance. The revenue generated from one particular platform was not recorded properly during a period in the quarter when the company was transitioning its


                                     -More-
supply of product from one facility to a newly opened manufacturing facility. With the adjustment, European revenue for third quarter 2003 was $344 million versus the previously reported $345 million, and European EBIT was a loss of $3 million instead of a loss of $2 million.


The second adjustment related to the write-off of debt issuance costs by the company in connection with the refinancing of some of its debt earlier this year. The company reported lower interest expense of $2 million following re-examination of the calculation of the write-off.

Third quarter 2003 financial statements and reconciliations of GAAP to non-GAAP results reflecting the adjusted results are attached.

Tenneco Automotive is a $3.5 billion manufacturing company with headquarters in Lake Forest, Illinois and approximately 19,600 employees worldwide. Tenneco Automotive is one of the world's largest producers and marketers of ride control and exhaust systems and products, which are sold under the Monroe(R) and Walker(R) global brand names. Among its products are Sensa-Trac(R) and Monroe Reflex(R) shocks and struts, Rancho(R) shock absorbers, Walker(R) Quiet-Flow(R) mufflers and DynoMax(R) performance exhaust products, and Monroe(R) Clevite(R) vibration control components.

                                       ###

                                                                    ATTACHMENT 1


              TENNECO AUTOMOTIVE INC. AND CONSOLIDATED SUBSIDIARIES
                           STATEMENTS OF INCOME (LOSS)
                                    Unaudited
                         NINE MONTHS ENDED SEPTEMBER 30,
                  (Millions except share and per share amounts)


                                                                        2003           2002
                                                                     ----------     ----------
Net sales and operating revenues:                                    $    2,833     $    2,613
                                                                     ==========     ==========
Costs and Expenses
   Cost of Sales (exclusive of depreciation shown below)                  2,249 (a)      2,058 (d)
   Engineering, Research and Development                                     50             49
   Selling, General and Administrative                                      276            271 (e)
   Depreciation and Amortization of Other Intangibles                       120            104
                                                                     ----------     ----------
          Total Costs and Expenses                                        2,695          2,482
                                                                     ==========     ==========
Gain on sale of assets                                                       --             11 (f)
Loss on sale of receivables                                                  (1)            (2)
Other Income (Loss)                                                          (1)            (2)
                                                                     ----------     ----------
Total Other Income (Loss)                                                    (2)             7
                                                                     ----------     ----------
Income before Interest Expense,
 Income Taxes, and Minority Interest
   North America                                                            109 (a)        108 (d) (e)
   Europe                                                                     7 (a)         15 (d) (e) (f)
   Other                                                                     20             15
                                                                     ----------     ----------
                                                                            136            138
Less:
   Interest expense (net of
     interest capitalized)                                                  103 (b)        108
   Income tax expense (benefit)                                              (1)(c)          6 (g)
   Minority interest                                                          5              2
                                                                     ----------     ----------
Income before Cumulative Effect of
   Change in Accounting Principle                                            29             22
                                                                     ----------     ----------
Cumulative Effect of Change in Accounting
   Principle, net of income tax                                              --           (218)
                                                                     ----------     ----------
Net income (loss)                                                    $       29     $     (196)
                                                                     ==========     ==========
Average common shares outstanding:
   Basic                                                                   40.3           39.8
                                                                     ==========     ==========
   Diluted                                                                 41.5           41.7
                                                                     ==========     ==========
Earnings (loss) per share of common stock:
   Basic-
      Before Cumulative Effect of Change in Accounting Principle     $     0.72     $     0.56
      Cumulative Effect of Change in Accounting Principle                    --          (5.48)
                                                                     ----------     ----------
                                                                     $     0.72     $    (4.92)
                                                                     ==========     ==========
   Diluted-
      Before Cumulative Effect of Change in Accounting Principle     $     0.70     $     0.53
      Cumulative Effect of Change in Accounting Principle                    --          (5.48)
                                                                     ----------     ----------
                                                                     $     0.70     $    (4.95)
                                                                     ==========     ==========


(a) Includes restructuring and restructuring related charges of $7 million pre-tax, $4 million after-tax or $0.11 per share. The entire charge is recorded in cost of sales. Geographically, $3 million is recorded in North America and $4 million in Europe.

(b) Includes a pre-tax expense of $3 million, $2 million after-tax or $.05 per share related to debt issuance costs that were deferred on the senior debt we paid down with the proceeds of the $350 million bond offering.

(c) Includes a $14 million or $.36 per share tax benefit related to the resolution of several tax issues.

(d) Includes restructuring and restructuring related charges of $6 million pre-tax, $3 million after-tax or $0.08 per share. The entire charge is recorded in cost of sales. Geographically, $3 million is recorded in both North America and Europe.

(e) Includes costs associated with the amendment of the senior debt agreement of $2 million pre-tax, $1 million after-tax or $0.03 per share. The entire charge is recorded in SG&A. Geographically, $1 million is recorded in both North America and Europe.

(f) Includes a gain on the sale of a UK facility of $11 million pre-tax, $5 million after-tax or $0.13 per share. Geographically, all of the gain is recorded in Europe.

(g) Includes a $6 million or $.17 per share tax benefit related to the resolution of several tax issues.

                                                                    ATTACHMENT 1

              TENNECO AUTOMOTIVE INC. AND CONSOLIDATED SUBSIDIARIES
                           STATEMENTS OF INCOME (LOSS)
                                    Unaudited
                        THREE MONTHS ENDED SEPTEMBER 30,
                  (Millions except share and per share amounts)


                                                                2003                 2002
                                                             ----------           ----------
Net sales and operating revenues:                            $      914           $      856
                                                             ==========           ==========
Costs and Expenses
   Cost of Sales (exclusive of depreciation shown below)            727 (a)              675 (d)
   Engineering, Research and Development                             18                   18
   Selling, General and Administrative                               91                   85
   Depreciation and Amortization of Other Intangibles                40                   35
                                                             ----------           ----------
          Total Costs and Expenses                                  876                  813
                                                             ==========           ----------
Loss on sale of receivables                                          --                   (1)
Other Income (Loss)                                                  --                   (2)
                                                             ----------           ----------
Total Other Income (Loss)                                            --                   (3)
                                                             ----------           ----------
Income (Loss) before Interest Expense,
 Income Taxes, and Minority Interest
   North America                                                     32                   36 (d)
   Europe                                                            (3)(a)               (1)(d)
   Other                                                              9                    5
                                                             ----------           ----------
                                                                     38                   40
Less:
   Interest expense (net of
     interest capitalized)                                           34 (b)               36
   Income tax expense (benefit)                                      (2)(c)               (2)(e)
   Minority interest                                                  2                    1
                                                             ----------           ----------
Net income                                                   $        4           $        5
                                                             ==========           ==========
Average common shares outstanding:
   Basic                                                           40.6                 39.8
                                                             ==========           ==========
   Diluted                                                         42.2                 42.0
                                                             ==========           ==========
Earnings (loss) per share of common stock:
   Basic-                                                    $     0.11           $     0.13
                                                             ==========           ==========
   Diluted-                                                  $     0.10           $     0.13
                                                             ==========           ==========


(a) Includes restructuring related charges of $1 million pre-tax, $1 million after-tax or $0.02 per share. The entire charge is recorded in cost of sales. Geographically all of the charge is recorded in Europe.

(b) Includes a pre-tax reduction of $2 million, $1 million after-tax or $.02 per share related to debt issuance costs that were deferred on the senior debt we paid down with the proceeds of the $350 million bond offering.

(c) Includes a $3 million or $.09 per share tax benefit related to the resolution of outstanding tax issues.

(d) Includes restructuring and other charges of $3 million pre-tax, $2 million after-tax or $0.04 per share. The entire charge is recorded in cost of sales. Geographically, $1 million is recorded in North America and $2 million in Europe.

(e) Includes a $2 million or $.06 per share tax benefit related to a change in the estimated effective tax rate.

                                                                    ATTACHMENT 1

              TENNECO AUTOMOTIVE INC. AND CONSOLIDATED SUBSIDIARIES
                                  BALANCE SHEET
                                   (Unaudited)
                                   (Millions)


                                                           September 30, 2003       December 31, 2002
                                                          --------------------     --------------------
Assets

           Cash and Temporary Cash Investments            $                 63     $                 54

           Receivables, Net                                                483                      409

           Inventories                                                     338                      352

           Other Current Assets                                            160                      151

           Investments and Other Assets                                    538                      512

           Plant, Property, and Equipment, Net                           1,067                    1,026
                                                          --------------------     --------------------

           Total Assets                                   $              2,649     $              2,504
                                                          ====================     ====================




Liabilities and Shareowners' Equity

           Short-Term Debt                                $                 18     $                228

           Accounts Payable                                                569                      505

           Accrued Taxes                                                    42                       40

           Accrued Interest                                                 41                       23

           Other Current Liabilities                                       216                      220

           Long-Term Debt                                                1,386                    1,217

           Deferred Income Taxes                                            71                      103

           Deferred Credits and Other Liabilities                          268                      243

           Minority Interest                                                21                       19

           Total Shareholders' Equity                                       17                      (94)
                                                          --------------------     --------------------
           Total Liabilities and Shareholders' Equity     $              2,649     $              2,504
                                                          ====================     ====================

                                                                    ATTACHMENT 1

              TENNECO AUTOMOTIVE INC. AND CONSOLIDATED SUBSIDIARIES
                             Statement of Cash Flows
                                   (Unaudited)
                                   (Millions)


                                                                             NINE MONTHS ENDED
                                                                                SEPTEMBER 30,
                                                                         --------------------------
                                                                            2003            2002
                                                                         ----------      ----------
Operating activities:
  Net income (loss) before cumulative effect of change in accounting
        principle, net of tax                                            $       29      $       22
  Adjustments to reconcile income (loss)
   to net cash provided (used) by operating activities -
    Depreciation and amortization                                               120             104
    Deferred income taxes                                                       (17)            (17)
    (Gain)/loss on sale of businesses and assets, net                             1              (9)
    Changes in components of working capital -
      (Inc.)/dec. in receivables                                                (46)            (25)
      (Inc.)/dec. in inventories                                                 43              11
      (Inc.)/dec. in prepayments and other current assets                         3             (20)
      Inc./(dec.) in payables                                                    31              76
      Inc./(dec.) in taxes accrued                                              (25)              3
      Inc./(dec.) in interest accrued                                            19              14
      Inc./(dec.) in other current liabilities                                  (15)             10
    Other                                                                        19              (1)
                                                                         ----------      ----------
Net cash provided (used) by operating activities                                162             168

Investing activities:
  Net proceeds from sale of assets                                                4              20
  Expenditures for plant, property & equipment                                  (83)            (86)
  Investments and other                                                          (5)             10
                                                                         ----------      ----------
Net cash provided (used) by investing activities                                (84)            (56)
                                                                         ----------      ----------
Net Cash provided (used) before financing activities                             78             112

Financing activities:
  Proceeds from capital contributions                                             1              --
  Issuance of long-term debt                                                    350               1
  Debt issuance costs on long-term debt                                         (13)             --
  Retirement of long-term debt                                                 (277)            (89)
  Net inc./(dec.) in short-term debt excluding current
   maturities on long-term debt                                                (119)            (22)
  Other                                                                          (1)             --
                                                                         ----------      ----------
Net cash provided (used) by financing activities                                (59)           (110)
                                                                         ----------      ----------
Effect of foreign exchange rate changes on cash and
 temporary cash investments                                                     (10)             (9)
                                                                         ----------      ----------
Inc./(dec.) in cash and temporary cash investments                                9              (7)
Cash and temporary cash investments, January 1                                   54              53
                                                                         ----------      ----------
Cash and temporary cash investments, September 30                        $       63      $       46
                                                                         ==========      ==========
Cash paid during the period for interest                                 $       79      $       94
Cash paid during the period for income taxes                             $       41      $       22

                                                                    ATTACHMENT 2

                               TENNECO AUTOMOTIVE
              RECONCILIATION OF GAAP(1) RESULTS TO NON-GAAP RESULTS
                                    Unaudited


                                                                     Q3 2003                         Q3 2002
                                                             --------------------------      -------------------------
                                                               Amount        Per Share         Amount        Per Share
                                                             ----------      ----------      ----------      ----------
Net Income (GAAP measure)                                    $        4      $     0.10      $        5      $     0.13

After tax adjustments (reflects non-GAAP measures):

        Restructuring and restructuring related expenses              1            0.02               2            0.04
        Tax return to accrual adjustment                             (3)          (0.09)             --              --
        Debt issuance cost write off adjustment                      (1)          (0.02)             --              --
        Effective tax rate change                                    --              --              (2)          (0.06)
                                                             ----------      ----------      ----------      ----------

Non-GAAP earnings measure(2)                                 $        1      $     0.01      $        5      $     0.11
                                                             ==========      ==========      ==========      ==========


                                                                                      Q3 2003
                                                             ---------------------------------------------------------
                                                               North                          Rest of
                                                              America          Europe          World          Total
                                                             ----------      ----------      ----------     ----------
Net income (loss)                                                                                           $        4

Minority interest                                                                                                    2

Income tax expense (benefit)                                                                                        (2)

Interest expense (net of interest capitalized)                                                                      34
                                                                                                            ----------

Income(loss) before interest expense, income taxes
  and minority interest (GAAP measure)                       $       32      $       (3)     $        9             38

Depreciation and amortization of other intangibles                   22              15               3             40
                                                             ----------      ----------      ----------     ----------

Total EBITDA(3)                                              $       54      $       12      $       12     $       78
                                                             ==========      ==========      ==========     ==========


                                                                                      Q3 2002
                                                             ---------------------------------------------------------
                                                               North                         Rest of
                                                              America          Europe          World          Total
                                                             ----------      ----------      ----------     ----------
Net income (loss)                                                                                           $        5

Minority interest                                                                                                    1

Income tax expense (benefit)                                                                                        (2)

Interest expense (net of interest capitalized)                                                                      36
                                                                                                            ----------

Income(loss) before interest expense, income taxes
  and minority interest (GAAP measure)                       $       36      $       (1)     $        5             40

Depreciation and amortization                                        22              10               3             35
                                                             ----------      ----------      ----------     ----------
Total EBITDA(3)                                              $       58      $        9      $        8     $       75
                                                             ==========      ==========      ==========     ==========



(1) Generally Accepted Accounting Principles

(2) Tenneco Automotive presents the above reconciliation of GAAP to non-GAAP results in order to reflect the results for the third quarters of 2003 and 2002 in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measure to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.

(3)EBITDA represents net income before interest expense, income taxes, minority interest and depreciation and amortization. EBITDA is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA should not be considered as an alternative alternative to net income or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco Automotive has presented EBITDA because it regularly reviews EBITDA as a measure of the company's ability to incur and service debt. In addition, Tenneco Automotive believes its debt holders utilize and analyze our EBITDA for similar purposes. Tenneco Automotive also believes EBITDA assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

                                                                    ATTACHMENT 2

                               TENNECO AUTOMOTIVE
              RECONCILIATION OF GAAP(1) RESULTS TO NON-GAAP RESULTS
                                    Unaudited


                                                                     YTD 2003                       YTD 2002
                                                             --------------------------     -------------------------
                                                               Amount        Per Share         Amount        Per Share
                                                             ----------      ----------      ----------      ----------
Net Income before Cumulative Effect of Change in
  Accounting Principle (GAAP measure)                        $       29      $     0.70      $       22      $     0.53

After tax adjustments (reflects non-GAAP measures):

        Restructuring and restructuring related expenses              4            0.11               3            0.08
        Tax adjustments                                             (14)          (0.36)             (6)          (0.17)
        Debt issuance cost write off                                  2            0.05              --              --
        Gain on sale of York facility                                --              --              (5)          (0.13)
        Amendment fee                                                --              --               1            0.03
                                                             ----------      ----------      ----------      ----------

Non-GAAP earnings measure(2)                                 $       21      $     0.50      $       15      $     0.34
                                                             ==========      ==========      ==========      ==========


                                                                                     YTD 2003
                                                             --------------------------------------------------------
                                                               North                         Rest of
                                                              America          Europe         World          Total
                                                             ----------      ----------     ----------     ----------
Net income (loss)                                                                                          $       29

Minority interest                                                                                                   5

Income tax expense (benefit)                                                                                       (1)

Interest expense (net of interest capitalized)                                                                    103
                                                                                                           ----------

Income(loss) before interest expense, income taxes
  and minority interest (GAAP measure)                       $      109      $        7     $       20            136

Depreciation and amortization of other intangibles                   68              43              9            120
                                                             ----------      ----------     ----------     ----------

Total EBITDA(3)                                              $      177      $       50     $       29     $      256
                                                             ==========      ==========     ==========     ==========


                                                                                     YTD 2002
                                                             --------------------------------------------------------
                                                               North                         Rest of
                                                              America          Europe         World          Total
                                                             ----------      ----------     ----------     ----------
Net income (loss)                                                                                          $     (196)

Cumulative effect of change in accounting
  principle, net of income tax                                                                                    218

Minority interest                                                                                                   2

Income tax expense (benefit)                                                                                        6

Interest expense (net of interest capitalized)                                                                    108
                                                                                                           ----------

Income(loss) before interest expense, income taxes
  and minority interest (GAAP measure)                       $      108      $       15     $       15            138

Depreciation and amortization                                        65              30              9            104
                                                             ----------      ----------     ----------     ----------

Total EBITDA(3)                                              $      173      $       45     $       24     $      242
                                                             ==========      ==========     ==========     ==========



(1) Generally Accepted Accounting Principles

(2) Tenneco Automotive presents the above reconciliation of GAAP to non-GAAP results in order to reflect the results for the first nine months of 2003 and 2002 in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measure to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.

(3)EBITDA represents net income before cumulative effect of change in accounting principle, interest expense, income taxes, minority interest and depreciation and amortization. EBITDA is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA should not be considered as an alternative to net income or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco Automotive has presented EBITDA because it regularly reviews EBITDA as a measure of the company's ability to incur and service debt. In addition, Tenneco Automotive believes its debt holders utilize and analyze our EBITDA for similar purposes. Tenneco Automotive also believes EBITDA assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

                                                                    ATTACHMENT 2

                               TENNECO AUTOMOTIVE
               RECONCILIATION OF GAAP RESULTS TO NON-GAAP RESULTS
                                    Unaudited


                                                                                   Q3 2003
                                                --------------------------------------------------------------------------------
                                                                                                   Pass-through      Revenues
                                                                                                      Sales          Excluding
                                                                                    Revenues        Excluding        Currency
                                                                   Currency        Excluding         Currency    and Pass-through
                                                  Revenues          Impact          Currency          Impact          Sales
                                                ------------     ------------     ------------     ------------  ----------------
North America Aftermarket
     Ride Control                               $         78     $         --     $         78     $         --     $         78
     Exhaust                                              45               --               45               --               45
                                                ------------     ------------     ------------     ------------     ------------
     Total North America Aftermarket                     123               --              123               --              123

North America Original Equipment

     Ride Control                                        102               --              102               --              102
     Exhaust                                             227                5              222               67              155
                                                ------------     ------------     ------------     ------------     ------------
     Total North America Original Equipment              329                5              324               67              257

Total North America                                      452                5              447               67              380

Europe Aftermarket

     Ride Control                                         45                7               38               --               38
     Exhaust                                              47                7               40               --               40
                                                ------------     ------------     ------------     ------------     ------------
     Total Europe Aftermarket                             92               14               78               --               78

Europe Original Equipment

     Ride Control                                         65                8               57               --               57
     Exhaust                                             187               26              161               52              109
                                                ------------     ------------     ------------     ------------     ------------
     Total Europe Original Equipment                     252               34              218               52              166

Total Europe                                             344               48              296               52              244

Asia                                                      42               --               42               15               27

South America                                             31                2               29                4               25

Australia                                                 45                9               36                4               32
                                                ------------     ------------     ------------     ------------     ------------

Total Rest of World                                      118               11              107               23               84

Total Tenneco Automotive                        $        914     $         64     $        850     $        142     $        708
                                                ============     ============     ============     ============     ============


                                                                                    Q3 2002
                                                --------------------------------------------------------------------------------
                                                                                                   Pass-through     Revenues
                                                                                                      Sales         Excluding
                                                                                    Revenues        Excluding       Currency
                                                                   Currency        Excluding         Currency    and Pass-through
                                                  Revenues          Impact          Currency          Impact          Sales
                                                ------------     ------------     ------------     ------------  ----------------
North America Aftermarket
     Ride Control                               $         80     $         --     $         80     $         --     $         80
     Exhaust                                              49               --               49               --               49
                                                ------------     ------------     ------------     ------------     ------------
     Total North America Aftermarket                     129               --              129               --              129


North America Original Equipment

     Ride Control                                        101               --              101               --              101
     Exhaust                                             236               --              236               74              162
                                                ------------     ------------     ------------     ------------     ------------
     Total North America Original Equipment              337               --              337               74              263

Total North America                                      466               --              466               74              392

Europe Aftermarket

     Ride Control                                         39               --               39               --               39
     Exhaust                                              47               --               47               --               47
                                                ------------     ------------     ------------     ------------     ------------
     Total Europe Aftermarket                             86               --               86               --               86

Europe Original Equipment

     Ride Control                                         46               --               46               --               46
     Exhaust                                             173               --              173               56              117
                                                ------------     ------------     ------------     ------------     ------------
     Total Europe Original Equipment                     219               --              219               56              163

Total Europe                                             305               --              305               56              249

Asia                                                      30               --               30                9               21

South America                                             24               --               24                2               22

Australia                                                 31               --               31                2               29
                                                ------------     ------------     ------------     ------------     ------------
Total Rest of World                                       85               --               85               13               72

Total Tenneco Automotive                        $        856     $         --     $        856     $        143     $        713
                                                ============     ============     ============     ============     ============


     Tenneco Automotive presents the above reconciliation of revenues in order to reflect the trend in the company's sales, in various product lines and geographical regions, separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, pass-through catalytic converter sales include precious metals pricing, which may be volatile. While Tenneco Automotive's original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding pass-through catalytic converter sales removes this impact. Tenneco Automotive uses this information to analyze the trend in revenues before these factors. Tenneco Automotive believes investors find this information useful in understanding period to period comparisons in the company's revenues.

                                                                    ATTACHMENT 2

                               TENNECO AUTOMOTIVE
               RECONCILIATION OF GAAP RESULTS TO NON-GAAP RESULTS
                                    Unaudited


                                                                        Nine Months Ended September 30, 2003
                                              ----------------------------------------------------------------------------------
                                                                                                   Pass-through       Revenues
                                                                                                       Sales          Excluding
                                                                                    Revenues         Excluding        Currency
                                                                  Currency         Excluding         Currency     and Pass-through
                                                 Revenues          Impact           Currency          Impact            Sales
                                              --------------   --------------    --------------   --------------  ----------------
North America Aftermarket
     Ride Control                             $          240   $           --    $          240   $           --   $          240
     Exhaust                                             127               --               127               --              127
                                              --------------   --------------    --------------   --------------   --------------
     Total North America Aftermarket                     367               --               367               --              367

North America Original Equipment

     Ride Control                                        336               --               336               --              336
     Exhaust                                             731               10               721              229              492
                                              --------------   --------------    --------------   --------------   --------------
     Total North America Original Equipment            1,067               10             1,057              229              828

Total North America                                    1,434               10             1,424              229            1,195

Europe Aftermarket

     Ride Control                                        133               23               110               --              110
     Exhaust                                             137               23               114               --              114
                                              --------------   --------------    --------------   --------------   --------------
     Total Europe Aftermarket                            270               46               224               --              224

Europe Original Equipment

     Ride Control                                        186               28               158               --              158
     Exhaust                                             621               97               524              166              358
                                              --------------   --------------    --------------   --------------   --------------
     Total Europe Original Equipment                     807              125               682              166              516

Total Europe                                           1,077              171               906              166              740

Asia                                                     118               --               118               42               76

South America                                             86               (7)               93                9               84

Australia                                                118               20                98               11               87
                                              --------------   --------------    --------------   --------------   --------------

Total Rest of World                                      322               13               309               62              247

Total Tenneco Automotive                      $        2,833   $          194    $        2,639   $          457   $        2,182
                                              ==============   ==============    ==============   ==============   ==============


                                                                       Nine Months Ended September 30, 2002
                                              ----------------------------------------------------------------------------------
                                                                                                 Pass-through       Revenues
                                                                                                     Sales          Excluding
                                                                                  Revenues         Excluding        Currency
                                                                 Currency        Excluding          Currency     and Pass-through
                                                 Revenues          Impact         Currency           Impact           Sales
                                              --------------   --------------   --------------   --------------  ----------------
North America Aftermarket
     Ride Control                             $          256   $           --   $          256   $           --   $          256
     Exhaust                                             147               --              147               --              147
                                              --------------   --------------   --------------   --------------   --------------
     Total North America Aftermarket                     403               --              403               --              403


North America Original Equipment

     Ride Control                                        315               --              315               --              315
     Exhaust                                             754               --              754              249              505
                                              --------------   --------------   --------------   --------------   --------------
     Total North America Original Equipment            1,069               --            1,069              249              820

Total North America                                    1,472               --            1,472              249            1,223

Europe Aftermarket

     Ride Control                                        111               --              111               --              111
     Exhaust                                             130               --              130               --              130
                                              --------------   --------------   --------------   --------------   --------------
     Total Europe Aftermarket                            241               --              241               --              241

Europe Original Equipment

     Ride Control                                        136               --              136               --              136
     Exhaust                                             521               --              521              160              361
                                              --------------   --------------   --------------   --------------   --------------
     Total Europe Original Equipment                     657               --              657              160              497

Total Europe                                             898               --              898              160              738

Asia                                                      77               --               77               26               51

South America                                             78               --               78                7               71

Australia                                                 88               --               88                4               84
                                              --------------   --------------   --------------   --------------   --------------

Total Rest of World                                      243               --              243               37              206

Total Tenneco Automotive                      $        2,613   $           --   $        2,613   $          446   $        2,167
                                              ==============   ==============   ==============   ==============   ==============


     Tenneco Automotive presents the above reconciliation of revenues in order to reflect the trend in the company's sales, in various product lines and geographical regions, separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, pass-through catalytic converter sales include precious metals pricing, which may be volatile. While Tenneco Automotive's original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding pass-through catalytic converter sales removes this impact. Tenneco Automotive uses this information to analyze the trend in revenues before these factors. Tenneco Automotive believes investors find this information useful in understanding period to period comparisons in the company's revenues.